UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

David G. Van Hooser HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: June 30
Date of reporting period: June 30, 2017

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report
June 30, 2017
Harbor Strategic Growth  Fund

Institutional Class	Administrative Class	Investor Class	Retirement Class
MVSGX	HSRGX	HISWX	HNGSX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Growth Fund
Annual Report Overview (Unaudited)

The Fund’s fiscal year ended June 30, 2017. Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices shown in this report assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.
	Total Return Year Ended June 30, 2017
	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Strategic Growth Fund	15.21%	5.31% [a]	5.25% [a]	5.43% [a]

COMMONLY USED MARKET INDEX	Total Return Year Ended June 30, 2017
Russell 1000® Growth (large cap, domestic equity)	20.42%

	EXPENSE RATIOS[1]					Morningstar Average[2]
DOMESTIC EQUITY FUND	2013	2014	2015	2016	2017
Harbor Strategic Growth Fund
Institutional Class	0.90%	0.90%	0.90%	0.90%	0.83%	0.87%
Administrative Class	N/A	N/A	N/A	N/A	0.95 [b]	1.16
Investor Class	N/A	N/A	N/A	N/A	1.07 [b]	1.25
Retirement Class	N/A	N/A	N/A	N/A	0.62 [b]	0.81

1	Harbor Strategic Growth Fund’s expense ratios are for the fiscal years ended June 30 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the June 30, 2017 Morningstar Universe with the same investment style as the Fund’s and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees.
a	For the period March 6, 2017 (commencement of operations) through June 30, 2017
b	Annualized figures for the period March 6, 2017 (commencement of operations) through June 30, 2017

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
We welcome all shareholders of the Harbor Strategic Growth Fund to the Harbor Funds family.
In March 2017, Harbor Strategic Growth Fund acquired the assets of the Mar Vista Strategic Growth Fund through a tax-free reorganization, retaining the Strategic Growth name and maintaining the long-term continuity of the fund portfolio management of the assets. We are pleased to partner with Mar Vista Investment Partners, LLC and Silas Myers, Brian Massey, Joshua Honeycutt and Jeffrey Prestine, the portfolio managers of the Fund. We believe this established large cap growth at a reasonable price fund is a good complement to the other funds in the Harbor Funds domestic equity line-up.
U.S. equities posted double digit gains in the fiscal year ended June 30, 2017. The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 18.51% for fiscal 2017.
Domestic equities started the strong advance immediately following the November 2016 elections. Investors were optimistic that campaign promises of tax reform, increased infrastructure spending and reduced government regulation would lead to higher economic growth and higher corporate earnings.
In December 2016, encouraging economic data led the U.S. Federal Reserve (Fed) to raise the federal funds rate, the first increase since December 2015 and the second increase since the financial crisis of 2008. The Fed has raised the rate twice in calendar year 2017—once in March and again in June--amid continuing favorable economic news.
Modest economic growth, generally decent corporate earnings and investor confidence all contributed to a fiscal year of solid equity increases and low volatility.
Comments by the portfolio managers of the Harbor Strategic Growth Fund can be found in the pages preceding the Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended June 30, 2017
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	18.51%	14.59%	7.25%	9.65%
S&P 500 (large cap stocks)	17.90	14.63	7.18	9.60
Russell Midcap® (mid cap stocks)	16.48	14.72	7.67	11.08
Russell 2000® (small cap stocks)	24.60	13.70	6.92	9.03
Russell 3000® Growth (growth stocks)	20.72	15.20	8.82	9.04
Russell 3000® Value (value stocks)	16.21	13.89	5.59	9.89
International & Global
MSCI EAFE (ND) (foreign stocks)	20.27%	8.69%	1.03%	5.05%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	23.18	12.94	3.41	N/A
MSCI World (ND) (global stocks)	18.20	11.39	3.97	6.75
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	20.45	7.22	1.13	N/A
MSCI Emerging Markets (ND) (emerging markets stocks)	23.75	3.96	1.91	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	-6.50%	-9.25%	-6.49%	N/A
Fixed Income
BofA Merrill Lynch U.S. Non-Distressed High Yield (domestic high-yield bonds)	11.29%	6.88%	6.54%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-0.31	2.21	4.48	6.42%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-0.63	0.27	4.27	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.49	0.17	0.58	3.42
Invest for the Long-Term
The Fed’s rate increase in June raised the federal funds rate, a measure of short-term rates, to a range of 1% to 1.25%. The Fed also indicated that, assuming the economy continues to perform as expected, they would begin later in 2017 reducing very slowly their large inventory of bonds purchased during the financial crisis.
The actions of the Fed indicate the economy continues to improve and the Fed believes it is appropriate for interest rates to return to more normal (higher) levels. While the actions of the Fed should help short-term and long-term interest rates return to more normal levels, no one is able to predict when such rate increases will occur, especially for longer-term rates.
So how should investors respond to the actions of the Fed? We believe long-term investors probably need to make few, if any, changes. Interest rates move in the opposite direction of bond prices. Higher interest rates mean lower prices for existing bonds. Over time, the higher interest rates should make up for any decline in the price of existing bonds.

No one can predict stock prices or bond prices with certainty. We encourage all investors to have a diversified portfolio of stocks, bonds and cash in an allocation consistent with their long-term financial objectives and comfort with risk. We also encourage investors to rebalance periodically to keep the allocation consistent with their long-term financial goals. Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial objectives.
Thank you for investing with Harbor Funds.
August 9, 2017

David G. Van Hooser
Chairman

Harbor Strategic Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Mar Vista Investment Partners, LLC
11150 Santa Monica Boulevard, Suite 320
Los Angeles, CA 90025
Portfolio Managers
Silas A. Myers, CFA
Since 2017
Brian L. Massey, CFA
Since 2017
Joshua J. Honeycutt, CFA
Since 2017
Jeffrey B. Prestine
Since 2017
Mar Vista has subadvised the Fund since 2017.*
Investment Objective
The Fund seeks long-term growth of capital.
Silas A. Myers, CFA

Brian L. Massey, CFA

Joshua J. Honeycutt, CFA

Jeffrey B. Prestine

Management’s Discussion of
Fund Performance
MARKET REVIEW
For the 12-month period ended June 30, 2017, the Russell 1000® Growth Index was up 20.42%. We believe optimism around the newly elected U.S. presidential administration’s commitments to tax reform, deregulation, and infrastructure spending spurred demand for growth-oriented investments. The rise in equity prices was steadfast until it became apparent that the healthcare reform legislation would not be approved. This political error likely tempered expectations for more favorable business policy adjustments resulting in underperformance for financial and energy stocks. Despite the governmental chaos, corporate profit growth accelerated and fast-growing technology stocks led equity markets higher. Due to the lack of healthcare reform, political pundits pushed out their projected timing on proposed tax reform and infrastructure spending into 2018. Domestic equity markets continued their march into record territory despite intensified scrutiny into Russian election collusion, tepid GDP growth, incessant North Korean saber rattling, and an additional interest rate hike by the Federal Reserve (“Fed”). In addition to optimism around a narrow group of businesses well positioned for powerful secular trends in digital media, e-commerce, and cloud computing, results from the Fed’s stress tests spurred an uptick in interest rates and a late quarter rally in financial services issues.
PERFORMANCE
For the 12-month period ended June 30, 2017, the Harbor Strategic Growth Fund returned 15.21% (Institutional Class). The Institutional Class returns prior to March 6, 2017 are that of the Predecessor Fund. The Fund’s Administrative Class, Investor Class, and Retirement Class shares commenced operations on March 6, 2017 and returned 5.31%, 5.25%, and 5.43%, respectively, for the period ended June 30, 2017. The underperformance of the Fund relative to the benchmark was driven primarily by stock selection in the Consumer Discretionary, Energy, and Financial sectors but slightly offset by stock selection in the Real Estate and Consumer Staples sectors.
The Fund’s Energy holdings, Core Laboratories and Schlumberger, declined due to weaker oil prices, concerns over the Organization of Petroleum Exporting Countries’ (OPEC) compliance and the growing supply from U.S. shale. O’Reilly Automotive, an automotive supply retailer, fell on a report that Amazon may enter the auto parts market and that new and used auto prices have peaked. TJX Companies, the off-price apparel and home fashion store, declined over concerns that Amazon’s initiatives within retail apparel would erode the competitive advantages and profitability of the entire off-price industry. Amazon’s new Prime Wardrobe apparel offering potentially eliminates one of the largest bottlenecks in online apparel shopping.
Strong contributors to performance included Mettler-Toledo, whose revenue and operating profit growth exceeded expectations. The company’s durable competitive position across an array of measurement tool segments and nearly flawless execution should continue to drive strong growth. American Tower’s stock appreciated on the potential for accelerating network investments by major U.S. carriers, strong international results, and a depressed valuation.

*	On March 6, 2017, the Fund acquired all of the assets and substantially all of the liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”). For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista served as investment adviser to the Predecessor Fund.

Harbor Strategic Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
American Tower Corp.	6.1%
Oracle Corp.	5.3%
Unilever NV	4.8%
Berkshire Hathaway Inc. Class B	4.7%
Allergan plc	4.1%
Honeywell International Inc.	4.1%
Markel Corp.	4.0%
Alphabet Inc. Class C	3.7%
Ecolab Inc.	3.1%
Intuit Inc.	3.1%
OUTLOOK & STRATEGY
We believe successful investing requires a focus on the investment process. We use our extensive fundamental research and valuation analysis to identify competitively advantaged businesses that we believe have copious reinvestment opportunities, smart capital allocators at the helm and a disconnect between their stock price and our estimate of intrinsic value. That disconnect is what we refer to as our discount to intrinsic value.
We make no prognostications for the near-term performance of the market. Rather, we judge the potential for longer-term returns by comparing our estimates of fair value and the underlying stock prices. With the overall U.S. equity market at fair-to-modestly overvalued prices, we would expect below average returns for the market over the next five years.
With minimal average discount to intrinsic value, we expect the Fund’s returns will primarily reflect the superior compounding growth rates of the Fund’s companies. We believe our emphasis on compounding business models is well suited for the current market environment.

This report contains the current opinions of Mar Vista Investment Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Strategic Growth Fund
Fund Summary—June 30, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2040
Cusip	411512353
Ticker	MVSGX
Inception Date	11/01/2011
Net Expense Ratio	0.83% [b]
Total Net Assets (000s)	$31,866

ADMINISTRATIVE CLASS

Fund #	2240
Cusip	411512338
Ticker	HSRGX
Inception Date	03/06/2017
Net Expense Ratio	0.95% [a,b]
Total Net Assets (000s)	$11

INVESTOR CLASS

Fund #	2440
Cusip	411512361
Ticker	HISWX
Inception Date	03/06/2017
Net Expense Ratio	1.07% [a,b]
Total Net Assets (000s)	$22

RETIREMENT CLASS

Fund #	2540
Cusip	411512346
Ticker	HNGSX
Inception Date	03/06/2017
Net Expense Ratio	0.62% [a,b]
Total Net Assets (000s)	$316

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$154,961	$190,534
Price/Earning Ratio (P/E)	29.3x	30.1x
Price/Book Ratio (P/B)	5.4x	8.1x
Beta vs. Russell 1000® Growth Index	0.85	N/A
Portfolio Turnover (Year Ended 06/30/2017)	21%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding acquired fund fees and expenses and interest expense, if any) effective through February 28, 2019

Harbor Strategic Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 06/30/2017

TOTAL RETURNS For the periods ended 06/30/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	Life of Class
Harbor Strategic Growth Fund
Institutional Class	15.21%	14.42%	14.55%	11/01/2011	$107,884
Administrative Class	N/A	N/A	5.31	03/06/2017	52,655
Investor Class	N/A	N/A	5.25	03/06/2017	52,625
Retirement Class	N/A	N/A	5.43	03/06/2017	52,715
Comparative Index
Russell 1000® Growth[1]	20.42%	15.30%	15.27%	—	$111,795
As stated in the Fund’s current prospectus, the expense ratios were 0.71% (Net) and 1.27% (Gross) (Institutional Class); 0.96% (Net) and 1.52% (Gross) (Administrative Class); 1.08% (Net) and 1.64% (Gross) (Investor Class); and 0.63% (Net) and 1.19% (Gross) (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or a supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund acquired the assets and assumed the known liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”) on March 6, 2017.  The Fund is the performance successor of the reorganization. This means that the Predecessor Fund’s performance and financial history will be used by the Fund going forward from the date of reorganization. In the reorganization, former shareholders of the Predecessor Fund received Institutional Class shares of the Fund. Accordingly, the performance of the Institutional Class of the Fund for periods prior to the reorganization is the performance of the Predecessor Fund. The performance of the Predecessor Fund has not been restated to reflect the estimated annual operating expenses of the Institutional Class shares of the Fund, which are lower than those of the Predecessor Fund. Because the Fund has different fees and expenses than the Predecessor Fund, the Fund would also have had different performance results.

1	The “Life of Class” return and “Final Value of a $50,000 Investment” as shown reflects the period 11/01/2011 through 06/30/2017.

Harbor Strategic Growth Fund
Portfolio of Investments—June 30, 2017

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 4.5%)
COMMON STOCKS—95.5%
Shares		Value
AEROSPACE & DEFENSE—2.0%
2,378	TransDigm Group Inc.*	$ 639
BANKS—2.7%
16,724	U.S. Bancorp.	868
BEVERAGES—2.4%
6,584	PepsiCo Inc.	760
CAPITAL MARKETS—2.1%
5,634	Moody's Corp.	686
CHEMICALS—4.6%
7,464	Ecolab Inc.	991
3,758	Praxair Inc.	498
		1,489
DIVERSIFIED FINANCIAL SERVICES—4.7%
8,984	Berkshire Hathaway Inc. Class B*	1,522
ELECTRICAL EQUIPMENT—2.8%
20,939	Sensata Technologies Holding NV*	895
COMMON STOCKS—Continued
Shares		Value
ENERGY EQUIPMENT & SERVICES—4.5%
6,945	Core Laboratories NV	$ 703
11,283	Schlumberger Ltd.	743
		1,446
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—6.1%
14,819	American Tower Corp.	1,961
FOOD PRODUCTS—2.2%
16,061	Mondelez International Inc.	694
HOTELS, RESTAURANTS & LEISURE—2.7%
14,991	Starbucks Corp.	874
INDUSTRIAL CONGLOMERATES—6.9%
9,835	Honeywell International Inc.	1,311
4,006	Roper Technologies Inc.	927
		2,238
INSURANCE—4.0%
1,322	Markel Corp.*	1,290
INTERNET & DIRECT MARKETING RETAIL—1.7%
579	Amazon.com Inc.*	560
INTERNET SOFTWARE & SERVICES—5.5%
1,317	Alphabet Inc. Class C*	1,197
3,794	Facebook Inc.*	573
		1,770
IT SERVICES—2.2%
7,523	Visa Inc.	705
LIFE SCIENCES TOOLS & SERVICES—2.0%
1,071	Mettler-Toledo International Inc. (SWS)*	630
MACHINERY—2.0%
10,381	Fortive Corp.	658
MEDIA—2.2%
6,578	Walt Disney Co.	699
PERSONAL PRODUCTS—4.8%
27,693	Unilever NV (NET)	1,531
PHARMACEUTICALS—7.1%
5,394	Allergan plc (IE)	1,311
7,411	Johnson & Johnson	981
		2,292
ROAD & RAIL—1.3%
4,097	Kansas City Southern	429
SOFTWARE—11.2%
6,251	Adobe Systems Inc.*	884
7,574	Intuit Inc.	1,006
34,081	Oracle Corp.	1,709
		3,599
SPECIALTY RETAIL—3.3%
2,048	O'Reilly Automotive Inc.*	448
8,608	TJX Companies Inc.	621
		1,069
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.8%
6,228	Apple Inc.	897

Harbor Strategic Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—1.7%
9,186	NIKE Inc.	$ 542
TOTAL COMMON STOCKS
(Cost $23,505)		30,743

SHORT-TERM INVESTMENTS—4.5%
(Cost $1,456)
Principal Amount
REPURCHASE AGREEMENTS
$1,456	Repurchase Agreement with State Street Corp. dated June 30, 2017 due July 3, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $1,490)	1,456
TOTAL INVESTMENTS—100.0%
(Cost $24,961)		32,199
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		16
TOTAL NET ASSETS—100.0%		$32,215
FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $1,456 are classified as Level 2. All other holdings at June 30, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at June 30, 2017 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
IE	Ireland
NET	Netherlands
SWS	Switzerland
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Strategic Growth Fund
Statement of Assets and Liabilities—June 30, 2017

(All amounts in thousands, except per share amounts)
Harbor Strategic Growth Fund
ASSETS
Investments, at identified cost*	$24,961
Investments, at value	$30,743
Repurchase agreements	1,456
Receivables for:
Capital shares sold	14
Dividends	28
Withholding tax	1
Prepaid registration fees	57
Other assets	22
Total Assets	32,321
LIABILITIES
Accrued expenses:
Administration and accounting fees	5
Custodian fees	7
Management fees	18
Professional fees	61
Shareholder communication expense	7
Transfer agent fees	2
Trustees' fees and expenses	1
Other liabilities	5
Total Liabilities	106
NET ASSETS	$32,215
Net Assets Consist of:
Paid-in capital	$24,237
Accumulated undistributed net investment income/(loss)	39
Accumulated net realized gain/(loss)	701
Unrealized appreciation/(depreciation) of investments	7,238
$32,215
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$31,866
Shares of beneficial interest[1]	1,804
Net asset value per share[2]	$ 17.66
Administrative Class
Net assets	$ 11
Shares of beneficial interest[1]	1
Net asset value per share[2]	$ 17.65
Investor Class
Net assets	$ 22
Shares of beneficial interest[1]	1
Net asset value per share[2]	$ 17.64
Retirement Class
Net assets	$ 316
Shares of beneficial interest[1]	18
Net asset value per share[2]	$ 17.67

*	Including repurchase agreements and short-term investments
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

Harbor Strategic Growth Fund
Statement of Operations—Year Ended June 30, 2017

(All amounts in thousands)
Harbor Strategic Growth Fund
Investment Income
Dividends	$ 449
Foreign taxes withheld	(6)
Total Investment Income	443
Operating Expenses
Management fees	200
12b-1 fees:
Administrative Class	—
Investor Class	—
Administration and accounting fees	24
Compliance fees	8
Shareholder communications	3
Custodian fees	10
Transfer agent fees:
Institutional Class	30
Administrative Class	—
Investor Class	—
Retirement Class	—
Professional fees	68
Trustees' fees and expenses	7
Registration fees	62
Miscellaneous	12
Total expenses	424
Other expenses reimbursed	(185)
Transfer agent fees waived	(1)
Net expenses	238
Net Investment Income/(Loss)	205
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	773
Change in net unrealized appreciation/(depreciation) on:
Investments	3,139
Net gain/(loss) on investment transactions	3,912
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,117
The accompanying notes are an integral part of the Financial Statements.

Harbor Strategic Growth Fund
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Strategic Growth Fund
	July 1, 2016 through June 30, 2017	July 1, 2015 through June 30, 2016
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 205	$ 44
Net realized gain/(loss) on investments	773	283
Change in net unrealized appreciation/(depreciation) of investments	3,139	874
Net increase/(decrease) in assets resulting from operations	4,117	1,201
Distributions to Shareholders
Net investment income:
Institutional Class	(193)	(16)
Administrative Class	—	N/A
Investor Class	—	N/A
Retirement Class	—	N/A
Net realized gain on investments:
Institutional Class	(205)	(737)
Administrative Class	—	N/A
Investor Class	—	N/A
Retirement Class	—	N/A
Total distributions to shareholders	(398)	(753)
Net Increase/(Decrease) Derived from Capital Share Transactions	3,108	4,400
Net increase/(decrease) in net assets	6,827	4,848
Net Assets
Beginning of period	25,388	20,540
End of period*	$32,215	$25,388
* Includes accumulated undistributed net investment income/(loss) of:	$ 39	$ 28
The accompanying notes are an integral part of the Financial Statements.

Harbor Strategic Growth Fund
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
Harbor Strategic Growth Fund
	July 1, 2016 through June 30, 2017	July 1, 2015 through June 30, 2016
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 8,515	$10,211
Net proceeds from redemption fees	—	—
Reinvested distributions	346	591
Cost of shares reacquired	(6,094)	(6,402)
Net increase/(decrease) in net assets	$ 2,767	$ 4,400
Administrative Class*
Net proceeds from sale of shares	$ 11	N/A
Reinvested distributions	—	N/A
Cost of shares reacquired	(1)	N/A
Net increase/(decrease) in net assets	$ 10	N/A
Investor Class*
Net proceeds from sale of shares	$ 22	N/A
Reinvested distributions	—	N/A
Cost of shares reacquired	—	N/A
Net increase/(decrease) in net assets	$ 22	N/A
Retirement Class*
Net proceeds from sale of shares	$ 311	N/A
Reinvested distributions	—	N/A
Cost of shares reacquired	(2)	N/A
Net increase/(decrease) in net assets	$ 309	N/A

*	For the period March 6, 2017 (commencement of operations) through June 30, 2017
The accompanying notes are an integral part of the Financial Statements.

	Harbor Strategic Growth Fund
	July 1, 2016 through June 30, 2017	July 1, 2015 through June 30, 2016
SHARES
Institutional Class
Shares sold	525	693
Shares issued due to reinvestment of distributions	22	39
Shares reacquired	(377)	(433)
Net increase/(decrease) in shares outstanding	170	299
Beginning of period	1,634	1,335
End of period	1,804	1,634
Administrative Class*
Shares sold	1	N/A
Shares issued due to reinvestment of distributions	—	N/A
Shares reacquired	—	N/A
Net increase/(decrease) in shares outstanding	1	N/A
Beginning of period	—	N/A
End of period	1	N/A
Investor Class*
Shares sold	1	N/A
Shares issued due to reinvestment of distributions	—	N/A
Shares reacquired	—	N/A
Net increase/(decrease) in shares outstanding	1	N/A
Beginning of period	—	N/A
End of period	1	N/A
Retirement Class*
Shares sold	18	N/A
Shares issued due to reinvestment of distributions	—	N/A
Shares reacquired	—	N/A
Net increase/(decrease) in shares outstanding	18	N/A
Beginning of period	—	N/A
End of period	18	N/A

Harbor Strategic Growth Fund Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR STRATEGIC GROWTH FUND
	Institutional Class
Year Ended June 30,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 15.54	$ 15.39	$ 15.41	$ 12.80	$11.00
Income from Investment Operations
Net investment income/(loss)[a]	0.12 [e]	0.03 [e]	0.04 [e]	0.08 [e]	0.10 [e]
Net realized and unrealized gains/(losses) on investments	2.22	0.63	1.11	3.35	1.92
Total from investment operations	2.34	0.66	1.15	3.43	2.02
Less Distributions
Dividends from net investment income	(0.11)	(0.01)	(0.06)	(0.15)	(0.13)
Distributions from net realized capital gains[1]	(0.11)	(0.50)	(1.11)	(0.67)	(0.09)
Total distributions	(0.22)	(0.51)	(1.17)	(0.82)	(0.22)
Proceeds from redemption fees	— *	— *	—	— *	— *
Net asset value end of period	17.66	15.54	15.39	15.41	12.80
Net assets end of period (000s)	$31,866	$25,388	$20,540	$13,678	$8,665
Ratios and Supplemental Data (%)
Total return[b]	15.21%	4.44%	7.67%	27.71%	18.55%
Ratio of total expenses to average net assets[2]	1.48	1.74	2.23	2.79	3.99
Ratio of net expenses to average net assets[a]	0.83	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets[a]	0.71	0.19	0.18	0.58	0.82
Portfolio turnover	21	40	33	31	59

	Administrative Class	Investor Class	Retirement Class
Year Ended June 30,	2017 [f]	2017 [f]	2017 [f]
Net asset value beginning of period	$16.76	$16.76	$16.76
Income from Investment Operations
Net investment income/(loss)[a]	0.01 [e]	0.01 [e]	0.03 [e]
Net realized and unrealized gains/(losses) on investments	0.88	0.87	0.88
Total from investment operations	0.89	0.88	0.91
Less Distributions
Dividends from net investment income	—	—	—
Distributions from net realized capital gains[1]	—	—	—
Total distributions	—	—	—
Net asset value end of period	17.65	17.64	17.67
Net assets end of period (000s)	$ 11	$ 22	$ 316
Ratios and Supplemental Data (%)
Total return[b]	5.31% [c]	5.25% [c]	5.43% [c]
Ratio of total expenses to average net assets[2]	1.93 [d]	2.03 [d]	1.52 [d]
Ratio of net expenses to average net assets[a]	0.95 [d]	1.07 [d]	0.62 [d]
Ratio of net investment income to average net assets[a]	0.19 [d]	0.13 [d]	0.58 [d]
Portfolio turnover	21	21	21

*	Less than $0.01
1	Includes both short-term and long-term capital gains
2	Percentage does not reflect a reduction for credit balance arrangements, if any, (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based upon average shares outstanding during the period.
f	For the period March 6, 2017 (commencement of operations) through June 30, 2017
The accompanying notes are an integral part of the Financial Statements.

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Harbor Strategic Growth Fund
Notes to Financial Statements—June 30, 2017

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 31 separate portfolios. The portfolio covered by this report includes Harbor Strategic Growth Fund (referred to as the “Fund”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Fund.
The Fund currently offers four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Reorganization
On March 6, 2017 (the “Reorganization Date”), the Fund, a newly organized series of the Trust with no investment operations prior to the Reorganization Date, acquired all of the assets of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”) in exchange for Institutional Class shares of the Fund and assumption by the Fund of substantially all of the Predecessor Fund’s liabilities. The exchange was accomplished as a tax-free reorganization (the “Reorganization”) in accordance with the Agreement and Plan of Reorganization (the “Reorganization Agreement”), which was approved by the shareholders of the Predecessor Fund on February 24, 2017. Under the Reorganization, all outstanding shares of the Predecessor Fund were exchanged for Institutional Class shares of the Fund. The exchange was based on values of the Predecessor Fund as of the close of business on the immediately preceding business day, March 3, 2017 (the “Valuation Date”). For financial reporting purposes, assets received were recorded at fair value; however, the cost basis of investments received were carried forward to align ongoing reporting from the Predecessor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund has substantially similar investment objectives, principal investment strategies, and risks as the Predecessor Fund, and the investment adviser and portfolio management team of the Predecessor Fund serves as subadviser to the Fund.
The Fund is the surviving legal entity, but has adopted the performance and financial history of the Predecessor Fund, which is included in these financial statements. The following is a summary of the shares issued to the Predecessor Fund in the Reorganization and the net unrealized gains as of the Valuation Date:
Predecessor Fund’s Shares Outstanding at Valuation Date (000s)	Predecessor Fund’s Net Assets at Valuation Date (000s)	Institutional Class Shares’ Net Asset Value Per Share Issued	Institutional Class Shares Issued in the Reorganization (000s)	Net Unrealized Appreciation (000s)
1,753	$29,486	$16.82	1,753	$6,499
Because the Fund was a newly organized series with no investment operations prior to the Reorganization Date, it is not practicable to present pro forma results of operations of the combined entity for the entire period ended June 30, 2017 as though the acquisition had occurred as of the beginning of the period (rather than on the actual Reorganization Date) or separate the amounts of revenue and earnings of the Predecessor Fund that have been included in the Fund’s accompanying Statement of Operations since the Reorganization Date.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Security Valuation
Harbor Funds’ valuation procedures permit the Fund to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by the Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by the Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or the Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, the Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of the Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of the Fund’s Portfolio of Investments schedule.
The Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Repurchase Agreements
In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, the Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. The Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, the Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Proceeds from Litigation
The Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by the Fund or in unrealized gain/(loss) if the security is still held by the Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
The Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
The Fund is treated as a separate entity for federal tax purposes. The Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
The U.S. federal income tax returns for the tax years ended June 30, 2014, 2015, 2016 and the period ended March 3, 2017 remain subject to examination by the Internal Revenue Service. As of June 30, 2017, Management has analyzed the Fund’s tax positions expected to be taken upon filing the October 31, 2017 tax return, in all material jurisdictions where the Fund operates, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for the Fund for the year ended June 30, 2017 are as follows:
	Purchases (000s)	Sales (000s)
Harbor Strategic Growth Fund	$9,335	$5,701

Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
The Fund has an advisory agreement with Harbor Capital. The agreement provides for management fees based on an annual percentage rate of average daily net assets as follows:
Contractual Rate
Harbor Strategic Growth Fund	0.60% [a]

a	Reflects the period March 6, 2017 through June 30, 2017.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of the Fund in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statement of Operations. During the year, the following expense limitation agreements were in effect:
•	Harbor Strategic Growth Fund. For the period March 1, 2017 through February 28, 2019, Harbor Capital has contractually agreed to limit the operating expenses, excluding AFFE and interest expense (if any), to 0.70%, 0.95%, 1.07% and 0.62% for the Institutional Class, Administrative Class, Investor Class, and Retirement Class, respectively.
All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
Prior to the Reorganization, pursuant to a separate investment advisory agreement, Mar Vista Investment Partners, LLC (“Mar Vista”) served as investment adviser to the Predecessor Fund and earned a fee for such services based on 0.75% of average daily net assets of the Predecessor Fund.
Prior to the Reorganization, Mar Vista had contractually agreed to waive its fees and/or absorb expenses of the Predecessor Fund to ensure that the net annual operating expenses (excluding acquired fund fees and expenses, taxes, brokerage commissions, interest, and extraordinary expenses) did not exceed 0.90% of average daily net assets of the Predecessor Fund. Pursuant to this agreement, $92,000 of expenses were waived and/or reimbursed by Mar Vista during the period July 1, 2016 through March 3, 2017.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to the Fund’s Administrative and Investor Class shares (the “12b-1 Plan”), the Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by the Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of the Fund. The 12b-1 Plan does not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each respective class of the Fund are shown on the accompanying Statement of Operations.
Prior to the Reorganization, Quasar Distributors, LLC (“Quasar”) served as the Predecessor Fund’s principal underwriter. Quasar is an affiliate of the Predecessor Fund’s Administrator.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Fund. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of the Fund:
Transfer Agent Fees[a]
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares

a	For the period March 6, 2017 (date of Reorganization) through June 30, 2017.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended June 30, 2017. Fees incurred for these transfer agent services are shown on the Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Prior to the Reorganization, U.S. Bancorp Fund Services, LLC (the “Prior Administrator”) served as the Predecessor Fund’s Administrator under an Administration Agreement. The Prior Administrator prepared various federal and state regulatory filings, reports and returns for the Predecessor Fund; prepared reports and materials to be supplied to the Predecessor Fund’s Trustees; monitored the activities of the Predecessor Fund’s custodian, transfer agent and accountants; coordinated the preparation and payment of the Predecessor Fund’s expenses and reviewed the Predecessor Fund’s expense accruals. U.S. Bancorp Fund Services, LLC also served as the fund accountant and transfer agent to the Predecessor Fund. Vigilant Compliance, LLC served as the Chief Compliance Officer to the Predecessor Fund. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, served as the Predecessor Fund’s custodian. For the period July 1, 2016 through March 3, 2017, the Predecessor Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:
Amount (000s)
Administration & Fund Accounting	$24
Custody	4
Transfer Agency[a]	25
Chief Compliance Officer	8

a	Does not include out-of-pocket expenses

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Shareholders
On June 30, 2017, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor Strategic Growth Fund	6	603	603	8,663	9,875	0.5%
Independent Trustees
The fees and expenses of the independent trustees are shown on the Fund’s Statement of Operations. Prior to the Reorganization, the Predecessor Fund incurred Independent Trustees’ remuneration of $7,000 for the period ended March 3, 2017.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, the Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Accrued Expenses: Other liabilities” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on the Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Redemption Fee
The Fund does not charge a redemption fee, however the Predecessor Fund charged a 0.75% redemption fee on shares of the Predecessor Fund that were redeemed within 60 days from their date of purchase. Redemption fees were recorded as paid-in capital. For the period July 1, 2016 through March 3, 2017, redemption fee proceeds for the Predecessor Fund totaled $100.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The Reorganization is intended to be treated for tax purposes as a reorganization described in Section 368(a)(1)(D) of the Internal Revenue Code. Accordingly, the Predecessor Fund made a final ordinary income dividend and capital gain distribution prior to the Reorganization Date and has filed its final tax return. The Fund will have an October 31, tax year end. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of wash sales from the Predecessor Fund and use of equalization. Reclassifications are made to the Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended June 30, 2017 are as follows:
	Undistributed Net Investment Income/(Loss) (000s)	Accumulated Net Realized Gain/(Loss) (000s)	Paid in Capital (000s)
Harbor Strategic Growth Fund	$(1)	$4	$(3)
The tax composition of the Fund’s distributions is as follows:
	As of June 30, 2017			As of June 30, 2016
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Strategic Growth Fund	$193	$205	$398	$183	$570	$753
As of March 3, 2017, the most recent tax year end, the components of the Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Net Unrealized Appreciation/ (Depreciation) (000s)
Harbor Strategic Growth Fund	$—	$—	$6,494
The identified cost for federal income tax purposes of investments owned by the Fund and its respective gross unrealized appreciation and depreciation at June 30, 2017 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Strategic Growth Fund	$24,965	$7,582	$(348)	$7,234

Note 6—Subsequent Events
Effective July 1, 2017, the Harbor Strategic Growth Fund began operating on an October 31 fiscal year end. There were no further subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Strategic Growth Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statement of assets and liabilities of Harbor Strategic Growth Fund (one of the portfolios constituting the Harbor Funds (the Trust)), including the portfolio of investments, as of June 30, 2017, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the periods presented through June 30, 2016, were audited by other auditors whose report dated August 26, 2016, expressed an unqualified opinion on that statement and those financial highlights.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Strategic Growth Fund as of June 30, 2017, the results of its operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
August 18, 2017

Harbor Strategic Growth Fund
Fees and Expenses Example (Unaudited)

Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017
Harbor Strategic Growth Fund
Institutional Class	0.83%
Actual*		$4.40	$1,000	$1,136.19
Hypothetical (5% return)*		4.16	1,000	1,020.58
Administrative Class	0.95%
Actual**		$3.10	$1,000	$1,053.10
Hypothetical (5% return)*		4.76	1,000	1,019.97
Investor Class	1.07%
Actual**		$3.49	$1,000	$1,052.51
Hypothetical (5% return)*		5.36	1,000	1,019.36
Retirement Class	0.62%
Actual**		$2.02	$1,000	$1,054.30
Hypothetical (5% return)*		3.11	1,000	1,021.64

*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund acquired the assets and assumed the then existing known liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”) on March 6, 2017, and the Fund is the surviving legal entity of the reorganization. Please refer to the Reorganization section in Note 1.
**	Class has less than six months of operating history. Expenses are equal to the Class’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 116/365 (to reflect the period since the commencement of operations). For classes with less than six months of operating history, the expense amounts reported under Hypothetical (5% return) are not comparable to the amounts reported using actual fund return.

Harbor Strategic Growth Fund
Additional Information (Unaudited)

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of the Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on November 6 and 7, 2016 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to the series of Harbor Funds (the “Adviser”), and a Subadvisory Agreement with Mar Vista Investment Partners, LLC (“Mar Vista” or the “Subadviser”) with respect to Harbor Strategic Growth Fund (the “Fund”), a newly formed series of Harbor Funds.
In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for the Fund, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement and the Subadvisory Agreement with respect to Harbor Strategic Growth Fund were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two year term as being in the best interests of the Fund and its future shareholders.

Harbor Strategic Growth Fund
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.
In considering the approval of the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new Investment Advisory Agreement and Subadvisory Agreement were the following:
•	the nature, extent, and quality of the services expected to be provided by the Adviser and Mar Vista, including the background, education, expertise and experience of the investment professionals of the Adviser and Mar Vista to provide services to the Fund;
•	the favorable history, reputation, qualifications and background of the Adviser and Mar Vista, as well as the qualifications of their personnel;
•	the fees proposed to be charged by the Adviser and Mar Vista for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Mar Vista’s fee, for the investment advisory and related services the Adviser would provide, including but not limited to, subadviser oversight, administration and manager of managers services;
•	the proposed fee and expense ratios of the Fund relative to the fees and expense ratios of similar investment companies;
•	the investment performance of Mar Vista in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;
•	information received at regular meetings throughout the year related to services rendered by the Adviser;
•	the compensation to be received by Harbor Services Group, Inc. (“Harbor Services Group”), the Fund’s transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Fund’s principal underwriter, in consideration of the services each will provide to the Fund;
•	any “fall out” benefits that might inure to the Adviser and its affiliates as a result of their relationship with the Fund;
•	information received at regular meetings throughout the year related to the Adviser’s profitability;
•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and
•	the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.
Nature, Extent, and Quality of Services
In discussing the nature, extent, and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager of managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular Harbor Funds in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

Harbor Strategic Growth Fund
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Board evaluated the nature, extent, and quality of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to the Harbor Funds generally, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.
In discussing the nature, extent, and quality of the services to be provided by Mar Vista, the Trustees considered Mar Vista’s expertise and the favorable record Mar Vista had generated in the large cap growth domestic equity asset class. The Trustees also noted the experience of the proposed portfolio managers of the Fund in this asset class and the favorable record generated by them. In considering Mar Vista’s performance, the Trustees noted that Mar Vista’s record with the Mar Vista Strategic Growth Fund was favorable compared to its benchmark and peers on a risk-adjusted basis.
Advisory Fees and Expense Ratios
The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed advisory fee was at or below the median and average management fees of the peer groups of funds presented to the Board for comparison purposes using Morningstar data. The peer groups of funds included: (i) all large cap growth domestic equity funds; (ii) the lowest net expense share class for each fund within that peer group; and (iii) the lowest net expense share class for each fund within all non-affiliated subadvised large cap growth domestic equity funds.
The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee to be paid to the Adviser and the subadvisory fee to be paid to Mar Vista and specifically the net advisory fee to be retained by the Adviser at various asset levels. It was further noted that the Fund’s proposed Institutional Class net expense ratio was below the average and median expense ratios of the peer groups of funds presented to the Board for comparison purposes using Morningstar data. The Trustees observed that the incremental expenses of the Administrative Class and Investor Class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately, while the lower expenses of the Retirement Class would be comprised solely of lower transfer agent service fees given the more limited shareholder base that can invest in this share class and the fact that this share class only permits shareholders to invest through omnibus accounts.
Profitability
The Trustees also noted that the Adviser expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and/or absorb fund expenses while paying Mar Vista its fee and/or paying or reimbursing fund expenses).
Economies of Scale
The Trustees also concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward looking approach to setting the contractual flat fee, its absorbing fund expenses during the initial period of the Fund’s operations while paying Mar Vista its full subadviser’s fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Harbor Funds.

Harbor Strategic Growth Fund
Additional Information—Continued

Trustees and Officers
AS OF AUGUST 2017
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee, Officer and of the Advisory Board member is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (53) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	31	None
Raymond J. Ball (72) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	31	None
Donna J. Dean (65) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	31	None
Randall A. Hack (70) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (private equity firm) (2002-2013).	31	None
Robert Kasdin (59) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	31	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Ann M. Spruill (63) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	31	None

Harbor Strategic Growth Fund
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (70)* Chairman, Trustee and President	Since 2000	President (2002-2017), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	31	None
ADVISORY BOARD MEMBER
Joseph L. Dowling III (53) Advisory Board Member	Since 2016	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-Present); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	31	Director of Integrated Electrical Services (2011-Present).

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (42) Chief Compliance Officer; Vice President and Secretary; AML Compliance Officer	Since 2017; Since 2007; Since 2010	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (46) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (49) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles F. McCain (48) Vice President	Since 2017	President and Chief Operating Officer (2017-Present), Director (2007-Present), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Director, Chief Compliance Officer and Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.
Charles P. Ragusa (58) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (45) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lora A. Kmieciak (53) Assistant Treasurer	Since 2017	Senior Vice President - Business Analysis (2015-Present), Harbor Capital Advisors, Inc.; and Assurance Executive Director (1999-2015), Ernst & Young LLP.
John M. Paral (48) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013

Glossary

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofAMerrill Lynch U.S. High Yield Index—The BofAMerrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Glossary—Continued

Benchmark Descriptions—Continued
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Glossary—Continued

Financial Terms
12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Cap—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Market Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Management Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Glossary—Continued

Financial Terms—Continued
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Glossary—Continued

Financial Terms—Continued
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees, Advisory Board Members & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Ann M. Spruill
Trustee
Joseph L. Dowling, III
Advisory Board Member
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Chief Compliance Officer,
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles F. McCain
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.HSGF.0617

ITEM 2 – CODE OF ETHICS
(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).
(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.
(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Raymond J. Ball, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Ernst & Young:
	Fiscal Year Ended June 30, 2017			Fiscal Year Ended June 30, 2016
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$36,300	N/A	N/A	N/A	N/A	N/A
(b) Audit-Related Fees.	$ 0	$0	N/A	N/A	N/A	N/A
(c) Tax Fees.	$ 0	$0	N/A	N/A	N/A	N/A
(d) All Other Fees.	$ 0	$0	N/A	N/A	N/A	N/A
(e)	(1)	Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.
The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.
(2)	None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	Aggregate Non-Audit Fees.
Aggregate Non-Audit Fees of the Registrant
Fiscal Year Ended June 30, 2017: $0

Fiscal Year Ended June 30, 2016: N/A
Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended June 30, 2017: $0
Fiscal Year Ended June 30, 2016: N/A
(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – EXHIBITS
(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.
(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 29th day of August, 2017 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ David G. Van Hooser

David G. Van Hooser
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ David G. Van Hooser David G. Van Hooser	Chairman, President and Trustee (Principal Executive Officer)	August 29, 2017
By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	August 29, 2017

Exhibit Index
Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).